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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 23, 1998


                          Commission file number 1-977
                                                 -----


                                 CBS CORPORATION
                                 ---------------
                          (Exact name of registrant as
                            specified in its charter)



         PENNSYLVANIA                                25-0877540
         ------------                                ----------
        (State or other jurisdiction                 (I.R.S. Employer
        of incorporation)                            Identification Number)


                     51 West 52nd Street, New York, NY 10019
                     ---------------------------------------
               (Address of principal executive offices; zip code)




                                 (212) 975-4321
                                 --------------
                (Registrant's Telephone No., including area code)



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Item 5.       Other Events

On December 23, 1998, the Registrant issued a press release announcing the election of David T. Mclaughlin as its non-executive Chairman, effective January 1, 1999. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits


                    99 Press release issued by the Registrant on December 23, 1998, is filed as Exhibit 99 to this Report.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CBS CORPORATION
                                                       (Registrant)



                                             By:  /s/  ANGELINE C. STRAKA
                                                 ------------------------------
                                                     Angeline C. Straka
                                                  Vice President, Secretary and
                                                  Deputy General Counsel

Date:  December 30, 1998


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                                  EXHIBIT INDEX



Exhibit No.       Description                              Sequential Page No.
-----------       -----------                              -------------------
99                Press Release